                                                                    EXHIBIT 99.1
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                             LETTER OF TRANSMITTAL

                                 FOR TENDERS OF

                   $115,000,000 Aggregate Principal Amount of
                   9 1/2% Senior Subordinated Notes due 2005

                             JACKSON PRODUCTS, INC.

                           Pursuant to the Prospectus
               dated ________ __, 1998 of Jackson Products, Inc.


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THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON THE EARLIER OF ________ __, 1998 (UNLESS EXTENDED) OR THE DATE ON WHICH 100% OF THE OLD NOTES ARE VALIDLY TENDERED AND NOT WITHDRAWN (THE "EXPIRATION DATE"). TENDERED OLD SECURITIES MAY BE WITHDRAWN AT ANY TIME ON OR PRIOR TO THE EXPIRATION DATE OF THE EXCHANGE OFFER.

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        Deliver to: State Street Bank and Trust Company, Exchange Agent:

    By Registered or Certified Mail:           By Overnight Courier or Hand:
  State Street Bank and Trust Company       State Street Bank and Trust Company
           P.O. Box 778                          Two International Place
      Boston, MA  02102-0078                        Boston, MA  02110
       Attn:  Kellie Mullen                         Attn:  Kellie Mullen

                               Telephone Number:
                                (617) 664-5587
                    By Facsimile for Eligible Institutions:
                                (617) 664-5395


     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     The undersigned (the "Holder") acknowledges that he or she has received the Prospectus, dated ________ __, 1998 (the "Prospectus"), of Jackson Products, Inc., a Delaware corporation (the "Company"), and this Letter of Transmittal, which may be amended from time to time (this "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $115,000,000 of its 9 1/2% Series B Senior Subordinated Notes due 2005 (the "Exchange Notes"), which have been registered under the Securities Act of 1933 (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus constitutes a part, for a like principal amount of the issued and outstanding 9 1/2% Series A Senior Subordinated Notes due 2005 (the "Old Notes") of which $115,000,000 aggregate principal amount is outstanding.

     For each Old Note accepted for exchange, the Holder of such Old Note will receive an Exchange Note having a principal amount equal to that of the surrendered Old Note. The Exchange Notes will bear interest from the most recent date to which interest has been paid on the Old Notes or, if no interest has been paid on the Old Notes, from April 22, 1998. Old Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Holders of Old Notes whose Old Notes are accepted for exchange will not receive any payment in respect of interest on such Old Notes otherwise payable on any interest payment date the record date for which occurs on or after consummation of the Exchange Offer.

     This Letter is to be used: (i) by all Holders who are not members of the Automated Tender Offering Program ("ATOP") at the Depository Trust Company ("DTC"), (ii) by Holders who are ATOP members but choose not to use ATOP or
(iii) if the Old Securities are to be tendered in accordance with the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 2 hereto. Delivery of this Letter to DTC does not constitute delivery to the Exchange Agent.

     Notwithstanding anything to the contrary in the Registration Rights Agreement, dated April 22, 1998, among the Company and the initial purchasers of Old Notes (the "Registration Rights Agreement"), the Company will accept for exchange any and all Old Notes validly tendered on or prior to 5:00 p.m., New York City time, on the earlier of _________ __, 1998 (unless the Exchange Offer is extended by the Company) or the date on which 100% of the Old Notes are validly tendered and not withdrawn (the "Expiration Date"). Tenders of Old Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

IMPORTANT: HOLDERS WHO WISH TO TENDER OLD NOTES IN THE EXCHANGE OFFER MUST COMPLETE THIS LETTER OF TRANSMITTAL AND TENDER THE OLD NOTES TO THE EXCHANGE AGENT AND NOT TO THE COMPANY.

     The Exchange Offer is not conditioned upon any minimum principal amount of Old Notes being tendered for exchange. However, the Exchange Offer is subject to certain conditions. Please see the Prospectus under the section titled "The Exchange Offer--Certain Conditions to the Exchange Offer."

     The Exchange Offer is not being made to, nor will tenders be accepted from or on behalf of, Holders of Old Notes in any jurisdiction in which the making or acceptance of the Exchange Offer would not be in compliance with the laws of such jurisdiction.

     The instructions included with this Letter of Transmittal must be followed in their entirety. Questions and request for assistance or for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address listed above.

                 APPROPRIATE SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

LADIES AND GENTLEMEN:

     The undersigned hereby tenders to the Company the principal amount of Old Notes indicated below under "Description of Old Notes," in accordance with and upon the terms and subject to the conditions set forth in the Prospectus, receipt of which is hereby acknowledged, and in this Letter of Transmittal, for the purpose of exchanging the principal amount of Old Notes designated herein held by the undersigned and tendered hereby for the equal principal amount of the Exchange Notes. Exchange Notes will be issued only in integral multiples of $1,000 to each tendering Holder of Old Notes whose Old Notes are accepted in the Exchange Offer. Subject to the foregoing, Holders may tender all or a portion of their Old Notes pursuant to the Exchange Offer.

     Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered herewith in accordance with the terms of the Exchange Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all such Old Notes that are being tendered hereby and that are being accepted for exchange pursuant to the Exchange Offer. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company), with respect to the Old Notes tendered hereby and accepted for exchange pursuant to the Exchange Offer with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to deliver the Old Notes tendered hereby to the Company (together with all accompanying evidences of transfer and authenticity) for transfer or cancellation by the Company.

     All authority conferred or agreed to be conferred in this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned. Any tender of Old Notes hereunder may be withdrawn only in accordance with the procedures set forth in the instructions contained in this Letter of Transmittal. See Instruction 4 hereto.

     The undersigned hereby represents and warrants that he or she has full power and authority to tender, exchange, assign and transfer the Old Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the assignment and transfer of the Old Notes tendered. The undersigned has read and agrees to all of the terms of the Exchange Offer.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal Rights" section of the Prospectus and the instructions contained in this Letter of Transmittal. See Instruction 4 hereto.

     The name(s) and address(es) of the registered Holder(s) should be printed herein under "Description of Old Notes" (unless a label setting forth such information appears thereunder), exactly as they appear on the Old Notes tendered hereby. The certificate number(s) and the principal amount of Old Notes to which this Letter relates, together with the principal amount of such Old Notes that the undersigned wishes to tender, should be indicated in the appropriate boxes herein under "Description of Old Notes."

     The undersigned agrees that acceptance of any tendered Old Notes by the Company and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement and that, upon the issuance of the Exchange Notes, the Company will have no further obligations or liabilities thereunder.

     The undersigned understands that the tender of Old Notes pursuant to one of the procedures described in the Prospectus under "The Exchange Offer -- Exchange Offer Procedures" and the Instructions hereto will constitute the tendering Holder's acceptance of the terms and the conditions of the Exchange Offer. The undersigned hereby represents and warrants to the Company that the Exchange Notes to be acquired by such Holder pursuant to the Exchange Offer are being acquired in the ordinary course of such Holder's business, that such Holder has no arrangement or understanding with any person to participate in the distribution of the Exchange Notes. The Company's acceptance of Old Notes for exchange tendered pursuant to the Exchange Offer will constitute a binding agreement between the tendering Holder and the Company upon the terms and subject to the conditions of the Exchange Offer.

     THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT IT IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, A DISTRIBUTION OF THE EXCHANGE NOTES.

     The undersigned also acknowledges that this Exchange Offer is being made based on interpretations by the staff of the Securities and Exchange Commission (the "Commission") set forth in no-action letters issued to third parties in other transactions substantially similar to the Exchange Offer, which lead the Company to believe that the Exchange Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than (i) any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act, (ii) an Initial Purchaser who acquired the Old Notes directly from the Company solely in order to resell pursuant to Rule 144A of the Securities Act or any other available exemption under the Securities Act, or (iii) a broker-dealer who acquired the Old Notes as a result of market making or other trading activities), without further compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders' business and such holders are not participating and have no arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of such Exchange Notes. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes and has no arrangement or understanding to participate in a distribution of Exchange Notes. If any holder is an affiliate of the Company or is engaged in or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, such holder (i) could not rely on the applicable interpretations of the staff of the Commission and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act, including the requirement that any such secondary resale transaction be covered by an effective registration statement containing the selling security holder information required by Item 507 of Regulation S-K of the Securities Act. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange of Old Notes, it represents that the Old Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of
Section 2(11) of the Securities Act.

     The undersigned understands that the Exchange Notes issued in consideration of Old Notes accepted for exchange, and/or any principal amount of Old Notes not tendered or not accepted for exchange, will only be issued in the name of the Holder(s) appearing herein under "Description of Old Notes." Unless otherwise indicated under "Special Delivery Instructions," please mail the Exchange Notes issued in consideration of Old Notes accepted for exchange, and/or any principal amount of Old Notes not tendered or not accepted for exchange (and accompanying documents, as appropriate), to the Holder(s) at the address(es) appearing herein under "Description of Old Notes." In the event that the Special Delivery Instructions are completed, please mail the Exchange Notes issued in consideration of Old Notes accepted for exchange, and/or any Old Notes for any principal amount not tendered or not accepted for exchange, in the name of the Holder(s) appearing herein under "Description of Old Notes," and send such Exchange Notes and/or Old Notes to, the address(es) so indicated. Any transfer of Old Notes to a different holder must be completed, according to the provisions on transfer of Old Notes contained in the Indenture.

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES" BELOW AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX BELOW.

                                  INSTRUCTIONS

                    FORMING PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER

     1. GUARANTEE OF SIGNATURES. Signatures on this Letter of Transmittal or notice of withdrawal, as the case may be, must be guaranteed by an institution which falls within the definition of "eligible guarantor institution" contained in Rule 17Ad-15 as promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (hereinafter, an "Eligible
                                                                  --------
Institution") unless (i) the Old Notes tendered hereby are tendered by the
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Holder(s) of the Old Notes who has (have) not completed the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii the Old Notes are tendered for the account of an Eligible Institution.

     2. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD NOTES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be used: (i) by all Holders who are not ATOP members, (ii by Holders who are ATOP members but choose not to use ATOP or (ii if the Old Notes are to be tendered in accordance with the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer -- Guaranteed Delivery Procedures." To validly tender Old Notes, a Holder must physically deliver a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees and all other required documents to the Exchange Agent at its address set forth on the cover of this Letter of Transmittal prior to the Expiration Date (as defined below) or the Holder must properly complete and duly execute an ATOP ticket in accordance with DTC procedures. Otherwise, the Holder must comply with the guaranteed delivery procedures set forth in the next paragraph. Notwithstanding anything to the contrary in the Registration Rights Agreement, the term "Expiration Date" means 5:00 p.m., New York City time, on the earlier of
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_________ __, 1998 (or such later date to which the Company may, in its sole discretion, extend the Exchange Offer) or the date on which 100% of the Old Notes are validly tendered and not withdrawn. If this Exchange Offer is extended, the term "Expiration Date" shall mean the latest time and date to
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which the Exchange Offer is extended. The Company expressly reserves the right, at any time or from time to time, to extend the period of time during which the Exchange Offer is open by giving oral (confirmed in writing) or written notice of such extension to the Exchange Agent and by making a public announcement of such extension prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

     LETTERS OF TRANSMITTAL SHOULD NOT BE SENT TO THE COMPANY OR TO DTC.

     If a Holder of the Old Notes desires to tender such Old Notes and time will not permit such Holder's required documents to reach the Exchange Agent before the Expiration Date, a tender may be effected if (a) the tender is made through an Eligible Institution, (b) on or prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and Notice of Guaranteed Delivery (by telegram, facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Old Notes and the principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange trading days after the Expiration Date, any documents required by the Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent; and (c) all other documents required by the Letter of Transmittal are received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date. See "The Exchange Offer -- Guaranteed Delivery Procedures" as set forth in the Prospectus.

     Only a Holder of Old Notes may tender Old Notes in the Exchange Offer. The term "Holder" as used herein with respect to the Old Notes means any person in whose name Old Notes are registered on the books of the Trustee. If the Letter of Transmittal or any Old Notes are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be so submitted.

     Any beneficial Holder whose Old Notes are registered in the name of his broker, dealer, commercial bank, trust company or other nominee and who wishes to validly surrender those Old Notes in the Exchange Offer should contact such registered Holder promptly and instruct such registered Holder to tender on his behalf. If such beneficial Holder wishes to tender on his own behalf, such beneficial Holder must, prior to completing and executing the Letter of Transmittal, make appropriate arrangements to register ownership of the Old Notes in such beneficial holder's name. It is the responsibility of the beneficial holder to register ownership in his own name if he chooses to do so. The transfer of record ownership may take considerable time.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF) AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE EXCHANGING HOLDER, but, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If sent by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to assure timely delivery to the Exchange Agent before the Expiration Date. No Letters of Transmittal or Old Notes should be sent to the Company.

     No alternative, conditional or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile hereof), waive any right to receive notice of acceptance of their Old Notes for exchange.

     3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and principal amount of the Old Notes to which this Letter of Transmittal relates should be listed on a separate signed schedule attached hereto.

     4. WITHDRAWAL OF TENDER. Tenders of Old Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

     To be effective, a written or facsimile transmission notice of withdrawal must (i) be received by the Exchange Agent at the address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date, (ii specify the name of the person having tendered the Old Notes to be withdrawn, (ii identify the Old Notes to be withdrawn and (iv be (a) signed by the Holder in the same manner as the original signature on the Letter of Transmittal by which such Old Notes were tendered (including any required signature guarantees) or (b) accompanied by evidence satisfactory to the Company that the Holder withdrawing such tender has succeeded to beneficial ownership of such Old Notes. If Old Notes have been tendered pursuant to the ATOP procedure with DTC, any notice of withdrawal must otherwise comply with the procedures of DTC. Old Notes properly withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer; provided, however, that withdrawn Old Notes may be retendered by again following
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one of the procedures described herein at any time prior to 5:00 p.m., New York City time, on the Expiration Date. All questions as to the validity, form and eligibility (including time of receipt) of notice of withdrawal will be determined by the Company, whose determinations will be final and binding on all parties. Neither the Company, the Exchange Agent, nor any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. The Exchange Agent intends to use reasonable efforts to give notification of such defects and irregularities.

     5. PARTIAL TENDERS; PRO RATA EFFECT. Tenders of the Old Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount evidenced by any Old Notes is to be tendered, fill in the principal amount that is to be tendered in the box entitled "Principal Amount Tendered" below. The entire principal amount of all Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     6. SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered Holder(s) of the Old Notes tendered hereby, the signature must correspond with the name as written on the face of the certificate representing such Old Notes without alteration, enlargement or any change whatsoever.

     If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any of the Old Notes tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary accompanying documents as there are different registrations.

     When this Letter of Transmittal is signed by the Holder(s) of Old Notes listed and tendered hereby, no endorsements or separate bond powers are required.

     If this Letter of Transmittal is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

     7. SPECIAL DELIVERY INSTRUCTIONS. Tendering Holders should indicate in the applicable box the name and address to which Exchange Notes issued in consideration of Old Notes accepted for exchange, or Old Notes for principal amounts not exchanged or not tendered, are to be sent, if different from the name and address of the person signing this Letter of Transmittal.

     8. WAIVER OF CONDITIONS. The Company reserves the absolute right to waive any of the specified conditions in the Exchange Offer, in whole at any time or in part from time to time, in the case of any Old Notes tendered hereby. See "The Exchange Offer--Certain Conditions to the Exchange Offer" in the Prospectus.

     9. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, Exchange Notes and/or substitute Old Notes for principal amounts not exchanged are to be delivered to any person other than the Holder of the Old Notes or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted, the amount of such transfer taxes will be billed directly to such tendering Holder.

     10. IRREGULARITIES. All questions as to validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be resolved by the Company, in its sole discretion, whose determination shall be final and binding. The Company reserves the absolute right to reject any or all tenders of any particular Old Notes that are not in proper form, or the acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the absolute right to waive any defect, irregularity or condition of tender with regard to any particular Old Notes. The Company's interpretation of the terms of, and conditions to, the Exchange Offer (including the instructions herein) will be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. Neither the Company nor the Exchange Agent shall be under any duty to give notification of defects in such tenders or shall incur any liability for failure to give such notification. The Exchange Agent intends to use reasonable efforts to give notification of such defects and irregularities. Tenders of Old Notes will not be deemed to have been made until all defects and irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the irregularities have not been cured or waived will be returned by the

Exchange Agent to the tendering Holder, unless otherwise provided by this Letter of Transmittal, as soon as practicable following the Expiration Date.

     11. INTEREST ON EXCHANGED OLD NOTES. Holders whose Old Notes are accepted for exchange will not receive accrued interest thereon on the date of exchange. Instead, interest accruing from April 22, 1998 through the Expiration Date will be payable on the Exchange Notes on October 1, 1998, in accordance with the terms of the Exchange Notes. See "The Exchange Offer -- Acceptance of Old Notes for Exchange; Delivery of New Notes" and "Description of Notes" sections of the Prospectus.

     12. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES. Holders whose certificates for Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

          IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF), TOGETHER WITH ALL REQUIRED DOCUMENTS, OR A NOTICE OF GUARANTEED DELIVERY, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.


                           IMPORTANT TAX INFORMATION

     Under Federal income tax laws, a registered Holder of Old Notes or Exchange Notes is required to provide the Trustee (as payer) with such Holder's correct TIN on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, the TIN is his social security number. If the Trustee is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service, and payments made to such Holder with respect to Old Notes or Exchange Notes may be subject to backup withholding.

     Certain Holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Trustee a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that Holder's exempt status. A Form W-8 can be obtained from the Trustee.

     If backup withholding applies, the Trustee is required to withhold 31% of any payments made to the Holder or other payee. Backup withholding is not an additional Federal income tax. Rather, the Federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.


Purpose of Substitute Form W-9

     To prevent backup withholding on payments made with respect to Old Notes or Exchange Notes the Holder is required to provide the Trustee with: (i) the Holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (A) such Holder is exempt from backup withholding, (B) the Holder has not been notified by the Internal Revenue Service that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (C) the Internal Revenue Service has notified the Holder that the Holder is no longer subject to backup withholding; and (ii if applicable, an adequate basis for exemption.


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                                         PAYER'S NAME: STATE STREET BANK AND TRUST COMPANY
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SUBSTITUTE                   Part 1 - PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND              Social Security Number
                             CERTIFY BY SIGNING AND DATING BELOW

FORM W-9
DEPARTMENT OF THE                                                                                  OR
TREASURY-INTERNAL                                                                                    ----------------------------
REVENUE SERVICE                                                                                    Employer Identification Number
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                             PART 2 - CERTIFICATION - UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
PAYER'S REQUEST FOR          (1)  The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a
TAXPAYER IDENTIFICATION           number to be issued to me); and
NUMBER ("TIN")               (2)  I am not subject to backup withholding because (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding.

                                 CERTIFICATE INSTRUCTION -- You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).
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                                                                                                   Part 3
                             SIGNATURE..........................DATE................., 1998
                                                                                                   Awaiting TIN        [_]

                             NAME (Please Print)...........................................
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 NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

          YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
          PART 3 OF SUBSTITUTE FORM W-9.


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            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (i) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.


Signature..............................................Date.....................


Name (Please Print).............................................................

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                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

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                         SPECIAL DELIVERY INSTRUCTIONS
                          (See Instructions 1 and 7)

To be completed ONLY if the Exchange Notes issued in consideration of Old Notes exchanged, or certificates for Old Notes in a principal amount not surrendered for exchange are to be mailed to someone other than the undersigned or to the undersigned at an address other than that below.


Mail to:

Name:
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                              (Please Print)


Address:
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                                                     (Zip Code)
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                           DESCRIPTION OF OLD NOTES
                          (See Instructions 2 and 7)

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 Name(s) and Address(es) of                                       Certificate(s)
    Registered Holder(s)                           (Attach additional signed list, if necessary)
 (Please fill in, in blank)
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                            --------------------------------------------------------------------------------------------
                              Certificate Number(s)*   Aggregate Principal Amount     Principal Amount of Old Notes
                                                        of Old Notes Evidenced by     Tendered** (must be integral
                                                            Certificate(s)               multiples of $1,000)
                            --------------------------------------------------------------------------------------------

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                              Total
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* Need not be completed if Old Notes are being tendered by book-entry transfer.

** Unless otherwise indicated, the entire principal amount of Old Notes evidenced by any certificate will be deemed to have been tendered.

           (Boxes below to be checked by Eligible Institutions only)

[_] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

      Name of Tendering Institution
                                    -------------------------------------------
      DTC Account Number
                        -------------------------------------------------------
      Transaction Code Number
                             --------------------------------------------------
[_] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

      Name(s) of Registered Holder(s)
                                     -------------------------------------------
      Window Ticket Number (if any)
                                   ---------------------------------------------
      Date of Execution of Notice of Guaranteed Delivery
                                                        ------------------------
      Name of Institution which Guaranteed Delivery
                                                   -----------------------------
      If Guaranteed Delivery is to be made by Book-Entry Transfer:

      Name of Tendering Institution
                                   ---------------------------------------------
      DTC Account Number
                        --------------------------------------------------------
      Transaction Code Number
                             ---------------------------------------------------
[_] CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OLD NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

[_] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name
    ----------------------------------------------------------------------------

Address
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

                               PLEASE SIGN HERE
                      WHETHER OR NOT OLD NOTES ARE BEING
                          PHYSICALLY TENDERED HEREBY

        X
         ------------------------------               -------------------------

        X
         ------------------------------               -------------------------
         SIGNATURE(S) OF OWNER(S)                                   DATED
         OF AUTHORIZED SIGNATORY


Area Code and Telephone Number:
                               -------------------------------------------------

     This box must be signed by registered holder(s) of Old Notes as their name(s) appear(s) on certificate(s) for Old Notes hereby tendered or on a security position listing, or by any person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Letter (including such opinions of counsel, certifications and other information as may be required by the Company or the Trustee for the Old Notes to comply with the restrictions on transfer applicable to the Old Notes). If signature is by an attorney-in-fact, trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

Name(s)
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title)
                     -----------------------------------------------------------

Address
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                (INCLUDE ZIP CODE)


Tax Identification or Social Security Number(s)
                                               ---------------------------------

--------------------------------------------------------------------------------

                           GUARANTEE OF SIGNATURE(S)
              (See Instructions 1 and 6 to determine if required)

Authorized Signature
                    ------------------------------------------------------------

Name
    ----------------------------------------------------------------------------

Name of Firm
            --------------------------------------------------------------------

Title
     ---------------------------------------------------------------------------

Address
       -------------------------------------------------------------------------

Area Code and Telephone Number
                              --------------------------------------------------

Dated
     ---------------------------------------------------------------------------

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9


GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.


     ----------------------------------------------     -----------------------------------------------------
        FOR THIS TYPE           GIVE THE SOCIAL            FOR THIS TYPE                  GIVE THE EMPLOYER
        OF ACCOUNT:             SECURITY NUMBER            OF ACCOUNT:                    IDENTIFICATION
                                OF--                                                      NUMBER OF--
     ----------------------------------------------     -----------------------------------------------------
1.      Individual              The individual             6.   Sole proprietorship       The owner/1/
2.      Two or more             The actual owner of        7.   A valid trust, estate,    Legal entity/3/
        individuals (joint      the account or, if              or pension trust
        account)                combined funds, the
                                first individual on the
                                account./2/
                                                           8.   Corporate                 The corporation
3.      Custodian account of    The minor/4/               9.   Association, club,        The organization
        a minor (Uniform                                        religious, charitable,
        Gift to Minors Act)                                     educational or other
                                                                tax-exempt organization
                                                           10.  Partnership               The partnership

4.a.    The usual revocable     The grantor-trustee        11.  A broker or               The broker or
        savings trust (grantor                                  registered nominee        nominee
        is also trustee)

  b.    So-called trust         The actual owner           12.  Account with the          The public entity
        account that is not a                                   Department of
        legal or valid trust                                    Agriculture in the
        under State law                                         name of a public
                                                                entity (such as a State
                                                                or local government,
                                                                school district, or
                                                                prison) that receives
                                                                agricultural program
 5.     Sole proprietorship     The owner/1/                    payments


--------------------------------------
/1/ You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your SSN or EIN.

/2/  List first and circle the name of the person whose number you furnish.

/3/ List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

/4/  Circle the minor's name and furnish the minor's social security number.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9
                                    PAGE 2

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except item (9). For broker transactions, payees listed in items (1) through (13) and a person registered under the Investment Advisers Act of 1940 U.C. who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except a corporation that provides medical and health care services or bills and collects payments for such services is not exempt from backup withholding or information reporting. Only payees described in items (2) through (6) are exempt from backup withholding for barter exchange transactions, patronage dividends, and payments by certain fishing boat operators.

(1)  A corporation.
(2) An organization exempt from tax under section 501(a), or an individual retirement plan or custodial account under section 403(b)(7).
(3)  The United States or any agency or instrumentality thereof.
(4) A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
(5) A foreign government, a political subdivision of a foreign government, or an agency or instrumentality thereof.
(6)  An international organization or any agency or instrumentality thereof.
(7)  A foreign central bank of issue.
(8) A dealer in securities or commodities required to register in the U.S. or a possession of the U.S.
(9) A futures commission merchant registered with the Commodity Futures Trading Commission.
(10) A real estate investment trust.
(11) An entity registered at all times under the Investment Company Act of 1940.
(12) A common trust fund operated by a bank under section 584(a).
(13) A financial institution.
(14) A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc. Nominee List.
(15) An exempt charitable remainder trust, or a non-exempt trust described in section 4947.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

 .   Payments to nonresident aliens subject to withholding under section 1441.
 . Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.
 .   Payments of patronage dividends not paid in money.
 .   Payments made by certain foreign organizations.
     NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
  . Payments of tax-exempt interest (including exempt-interest dividends under section 852).
  .  Payments described in section 6049(b)(5) to nonresident aliens.
  .  Payments on tax-free covenant bonds under section 1451.
  .  Payments made by certain foreign organizations.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER. WRITE "EXEMPT" ON THE FACE OF THE FORM AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments other than interest, royalties, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

PRIVACY ACT NOTICE. Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest,dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) FAILURE TO REPORT CERTAIN DIVIDEND AND INTEREST PAYMENTS. If you fail to include any portion of an includible payment for interest, dividends, or patronage dividends in gross income, such failure will be treated as being due to negligence and will be subject to a penalty of 5% on any portion of an under-payment attributable to that failure unless there is clear and convincing evidence to the contrary.

(3) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(4) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.